Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER

Pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that the Quarterly Report of Cytokinetics, Incorporated on Form 10-Q for the quarterly period ended June 30, 2020 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and the that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cytokinetics, Incorporated.

Dated: August 7, 2020

/s/ Robert I. Blum
Robert I. Blum
President and Chief Executive Officer (Principal Executive Officer)

/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

/s/ Robert Wong
Robert Wong
Vice President, Chief Accounting Officer (Principal Accounting Officer)